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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended March 31, 2004 (the "Form 10-Q"), I, Michael B. Berman, Vice President, Treasurer and Chief Financial Officer of Manufactured Home Communities, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.

Date: May 10, 2004                                 By: Michael B. Berman
                                                       -------------------------
                                                   Michael B. Berman
                                                   Vice President, Treasurer
                                                     and Chief Financial Officer

            A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY
      SECTION 906 HAS BEEN PROVIDED TO MANUFACTURED HOME COMMUNITIES, INC.
          AND WILL BE RETAINED BY MANUFACTURED HOME COMMUNITIES, INC.
      AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF
                                 UPON REQUEST.


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